Significant Or Pending Acquisitions	3 Months Ended
Jan. 31, 2023
Disclosure Of Significant Or Pending Acquisitions [Abstract]
Significant Or Pending Acquisitions
NOTE 8:  SIGNIFICANT OR PENDING ACQUISITIONS
Acquisition of Cowen Inc.
On March 1, 2023, the Bank completed the acquisition of Cowen Inc. (“Cowen”). The results of the acquired business will be consolidated by the Bank from the closing date and primarily reported in the Wholesale Banking segment. Due to the timing of the acquisition closing in relation to the release date of the Bank’s Interim Consolidated Financial Statements, the Bank has not yet finalized the initial accounting for the acquisition as the valuation of assets acquired and liabilities assumed has not been completed.
Pending Acquisition of First Horizon Corporation
On February 28, 2022, the Bank and First Horizon Corporation (“First Horizon”) announced a definitive agreement for the Bank to acquire First Horizon in an all-cash
transaction valued at US$13.4 billion, or US$25.00 for each common share of First Horizon. In connection with this transaction, the Bank has invested US$494 million in non-voting
First Horizon preferred stock (convertible in certain circumstances into up to 4.9% of First Horizon’s common stock).
First Horizon shareholders will receive, at closing, an additional US$0.65 per share on an annualized basis for the period from November 27, 2022 through the day immediately prior to the closing.
On February 9, 2023, the parties announced they had mutually agreed to extend the outside date to May 27, 2023, in accordance with the terms of the merger agreement. The closing of the transaction is subject to customary closing conditions, including approvals from U.S. and Canadian regulatory authorities, which now are not expected to be obtained prior to May 27, 2023. Regulatory approvals are not within the Bank’s control.
If the merger does not close by May 27, 2023, then an amendment to the merger agreement would be required to further extend the outside date. TD and First Horizon are discussing a potential further extension.
The Bank has implemented a strategy to mitigate the impact of interest rate volatility to capital on closing of the acquisition.
The fair value of First Horizon’s fixed rate financial assets and liabilities and certain intangible assets are sensitive to interest rate changes. The fair value of net assets will determine the amount of goodwill to be recognized on closing of the acquisition. Increases in goodwill and intangibles will negatively impact capital ratios because they are deducted from capital under OSFI Basel III rules. In order to mitigate this volatility to closing capital, the Bank de-designated
certain interest rate swaps hedging fixed income investments in fair value hedge accounting relationships.
Since the
de-designation,
mark-to-market
gains (losses) on these swaps are recognized in earnings, without any corresponding offset from the previously hedged investments. Such gains (losses) will mitigate the capital impact from changes in the amount of goodwill recognized on closing of the acquisition. The de-designation
also triggered the amortization of the investments’ basis adjustment to net interest income over the remaining expected life of the investments.
For the three months ended January 31, 2023, the Bank reported ($998) million in non-interest
income related to the
mark-to-market
on the swaps, and $122 million in net interest income related to the basis adjustment amortization. In addition, for the three months ended January 31, 2023, the Bank reported $251 million in non-interest
income related to the net interest earned on the swaps.